2017 KBW Community Bank Investor Conference Gregory Dufour | President & Chief Executive Officer Deborah Jordan | Chief Operating & Financial Officer August 1-2, 2017 0

Forward Looking Statements 1 This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; and changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2016, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation.

Camden National Corporation • Camden National is the largest bank headquartered in Northern New England • $4.0 billion in assets • 60 branches (Maine) and 2 loan offices (New Hampshire and Massachusetts) • Market cap over $640 million • Average daily share volume of 41,000 • Analyst Coverage • Piper Jaffrey (overweight) • KBW (outperform) 2

2nd Quarter 2017 Financial Highlights • Strong earnings performance o Net income of $10.2 million o Return on tangible equity: 13.96%(a) o Return on assets: 1.03% o Efficiency ratio: 56.76%(a) o Tangible common equity ratio: 7.79%(a) • Solid growth o Total loans $2.7 billion; YTD annualized growth rate of 11% o Total deposits $2.9 billion; YTD annualized growth rate of 8% o Mortgage banking income up 25% over first quarter 2017 3 (a) This is a non-GAAP measure. Refer to the second quarter 2017 earnings release filed as exhibit 99.1 to the Form 8-K filed on 7/25/17.

Strong Performance to Northeast Bank Peer Group

Camden NATIONAL CORPORATION

	6/30/2017	3/31/2017	
Performance Ratios (%)	**CNC**	**Peer Median**	**Peer Average**
ROAA	1.03	0.87	0.87
ROAE	10.14	9.05	9.24
Net Interest Margin (Reported)	3.19	3.14	3.15
Efficiency Ratio (Reported)	56.76	60.70	58.38
Loans / Deposits	93.04	100.06	96.72
Capital Ratios (%)			
Total Risk Based Capital	13.87	12.93	13.51
Tangible Equity / Tangible Assets	7.79	8.06	8.06
Leverage	8.92	9.08	8.97
Market Ratios			
Current Market Price ($)	42.91		
Price / LTM EPS (x)	15.89	19.92	19.64
Price / TBV (%)	217.22	205.56	213.17
Current Dividend Yield (%)	2.14	2.30	2.13

Source: SNL Financial. Camden National Corporation's peer group consists of the following: Arrow Financial Corporation (AROW), Bar Harbor Bankshares (BHB), Berkshire Hills Bancorp, Inc. (BHLB), Boston Private Financial Holdings, Inc. (BPFH), Brookline Bancorp, Inc. (BRKL), Century Bancorp, Inc. (CNBKA), Community Bank System, Inc. (CBU), Enterprise Bancorp, Inc. (EBTC), Financial Institutions, Inc. (FISI), First Bancorp, Inc. (FNLC), First Connecticut Bancorp, Inc. (FBNK), Hingham Institution for Savings (HIFS), Independent Bank Corp. (INDB), Merchants Bancshares, Inc. (MBVT), Meridian Bancorp, Inc. (EBSB), NBT Bancorp Inc. (NBTB), Tompkins Financial Corporation (TMP), TrustCo Bank Corp NY (TRST), United Financial Bancorp, Inc. (UBNK), and Washington Trust Bancorp, Inc. (WASH).

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Why Camden National? Organic franchise growth, opportunistic acquisitions 5 Credit: • Strong credit culture and history • Disciplined structure and process • Low charge-offs Culture: • Experienced, consistent leadership • Strong community-spirit • Continued branch optimization • Simple product sets Focused: • Gaining market share • Adherence to strategic plan • Opportunistically reviewing complementary acquisitions • Solid core funding and sticky deposit base Consistent Performance: • Profitability achieved through organic growth • Improved productivity • Disciplined expense structure • Diversified revenue stream

Focused on Building Market Share: Asset Growth History 6 $1.2 $1.4 $1.5 $1.7 $1.8 $1.7 $2.3 $2.2 $2.3 $2.3 $2.6 $2.6 $2.8 $3.7 $3.9 $4.0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2Q17 Total Assets $ in Billions Organic Growth: $1.2 billion Acquired Growth: $1.7 billion 15 Year CAGR: 8.3% Acquisitions 2008 Union Bankshares 2012 Bank of America (14 branches) 2015 The Bank of Maine

Focused on Building Market Share: Market Expansion The Bank of Maine (SBM Financial) • October 2015 – simultaneous close and conversion • Deposits: $687 million • Loans: $615 million • Expansion into high growth Southern Maine market • Widens mortgage banking reach to Massachusetts • Positions bank as the largest community bank in Northern New England 7 Core Market Acquired Market Growth Target

2017 Expansion Strategies Mortgage Banking • Expand origination staff – 3 new hires • Expand technology – MortgageTouch (April 2017) Commercial Banking • Expand lending staff – 2 new hires • Targeting an LPO in Portsmouth, NH Wealth Management • Expand business development staff – 2 new hires • Expand investment offerings Retail Banking • Optimize franchise 8

Focused on Building Market Share: Deposit Opportunity in Maine 9 Source: SNL Financial. Deposit market share data as of June 2016. Average Funding: $3.5 billion Average Funding Cost: 0.60% Average Deposit Cost: 0.32% Q2 2017 Deposits and Funding STATE OF MAINE ($ in millions) Rank Institution Deposits Branches Market Share % 1 Toronto-Dominion Bank $3,463 48 12.9 2 KeyCorp 3,353 50 12.5 3 Camden National Corp. 2,793 63 10.4 4 Bangor Bancorp MHC 2,458 56 9.2 5 Bank of America Corp. 1,805 16 6.7 Other Banks 12,919 253 48.2 Total for State of Maine $26,791 486 CUMBERLAND AND YORK COUNTY ($ in millions) Rank Institution Deposits Branches Market Share % 1 KeyCorp $2,519 20 20.3 2 Toronto-Dominion Bank 2,052 25 16.5 3 Bank of America Corp. 1,774 16 14.3 4 Kennebunk Savings Bank 861 13 6.9 5 Peoples United 856 17 6.9 10 Camden National Corp. 382 7 3.1 Other Banks 3,958 85 32.0 Total Cumberland/York County $12,402 183 Checking 32% Saving/Money Market 27% CD's 13% Borrowings 28%

Focused on Growing and Diversifying Revenue Fee income is 25% of total revenue (net interest income plus fee income) 10 15% 19% 20% 21% 26% $0 $1 $2 $3 $4 $5 Other income Mortgage banking income Wealth management & brokerage Debit card income Service charges Millions YTD 2017 Fee Income Diversification

Focused on Improving Productivity and Creating Efficiencies 11 57.45% 62.78% 61.58% 61.13% 57.53% 56.76% 52% 54% 56% 58% 60% 62% 64% $0 $20 $40 $60 $80 $100 2012 2013 2014 2015 2016 Q2 2017 M il li o n s Expenses and Efficiency ratio(1) Operating Expenses Efficiency Ratio 50 44 44 64 61 60 32 34 36 38 40 42 44 2012 2013 2014 2015 2016 Q2 2017 M il li o n s Deposits per Branch Deposits per Branch • Fully realized 37% cost save upon completion of SBM acquisition • Consolidated/sold 16 branches over past five years (1) This is a non-GAAP measure. Refer to the second quarter 2017 earnings release filed as exhibit 99.1 to the Form 8-K filed on 7/25/17.

Balanced Loan Mix & Strong Credit Culture 12 Q2 2017 Average Loans: $2.7 billion Average Yield: 4.23% • Internal lending limit of $37 million • Four Credit Relationships over $25 million 1. Assisted Living 2. Insurance 3. Hospital 4. Business Office • Commercial Diversification $318 million Nonresidential Building Operator $219 million Hotels and Motels $156 million Apartment Building Operators Commercial 15% Commercial Real Estate 41% Residential Mortgages 31% Home Equity/Consumer 13% YTD 2017 2016 2015 Nonperforming assets / total assets 0.77% 0.67% 0.66% 30-89 days past due loans / total loans 0.32% 0.24% 0.40% Provision for loan losses / average loans (annualized) 0.15% 0.21% 0.10% Net charge-offs / average loans (annualized) 0.05% 0.13% 0.10%

Investments Average Investments: $945 million Average Yield: 2.49% Duration: 3.9 Q2 2017 Investments 13 SBAs 2% Municipals 11% MBS 54% Agency CMO 30% Agency/Sub. Notes/Other 1% FRB/FHLB Stock 3%

Net Interest Margin 14 Estimated Changes In Net Interest Income(1) Year 1 +200bp (1.3)% -100bp (1.9)% Year 2 +200bp 3.8% -100bp (7.7)% Interest Rate Risk (1) Assumes flat balance sheet, no change in asset/funding mix, and a parallel and pro rata shift in rates over a 12 month period 3.16% 3.15% 3.09% 3.10% 3.14% 3.09% 3.09% 3.19% 0.03% 3.32% 0.17% 3.34% 0.25% 3.24% 0.14% 3.26% 0.12% 3.18% 0.09% 3.19% 0.10% 2015 2016 2Q16 3Q16 4Q16 1Q17 2Q17 Margin from Fair Value Accretion and Charged-Off Acquired Loans Operating Margin Annual Quarterly

Shareholder Value Long-Term Metrics 15 (a) 2005 and 2011, special dividend of $0.50 per share. (b) The increase in 2015 due to reduction in net income related to merger and acquisition costs of $7.2 million, after tax. (c) 2006 issuance of trust preferred and share buyback. Dividends as % of Net Income Cumulative Stock Repurchases ($ in millions) TBV Per Share $9.18 $19.75 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q2 '17 33% 35% '02 '03 '04 '05 (a) '06 '07 '08 '09 '10 '11 (a) '12 '13 '14 '15 (b) '16 Q2 '17 $3 $77 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q2 '17

Shareholder Value 15 Year Total Return 16 Source: SNL Financial • Stock price appreciation of 131.11% • Average dividend yield of 2.79% 262% 233% 178% -50% 0% 50% 100% 150% 200% 250% 300% Jun-02 Jun-03 Jun-04 Jun-05 Jun-06 Jun-07 Jun-08 Jun-09 Jun-10 Jun-11 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 CAC SNL U.S. Bank $1B-$5B S&P 500 CAC Peer Group Index 146%

Investment Summary Proven Management Team • Delivered on previous acquisition commitments • Diverse experience from community and large bank perspectives Strong Market Share and Brand Recognition • 140+ year operating history • 3rd overall deposit market share in Maine • #2 mortgage originator in Maine, with 6.6% of all mortgage originations in the state Quality Growth • Consistent long-term growth both organically and through acquisitions • Expanded presence in higher growth Southern Maine markets and enhanced scale, density, and deposit costs in existing markets Strong Fundamental Operating Metrics • Historically strong credit quality with nonperforming assets consistently less than 1% of total assets • Efficiency ratio, ROAA and ROAE superior to peers 17

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Seasoned Management Team 19 Name Position Age Years of Banking Experience Year joined Camden Greg Dufour President and CEO 57 25+ 2001 Debbie Jordan, CPA COO & CFO 51 20+ 2008 Joanne Campbell EVP Risk Management 55 30+ 1996 Edmund Hayden EVP Chief Credit Officer 61 30+ 2015 Tim Nightingale EVP Senior Loan Officer 59 30+ 2000 Renee Smyth EVP Chief Experience & Marketing Officer 46 15+ 2015 Edward Walbridge SVP Human Resources 56 15+ 2016 Mary Beth Haut Director of Wealth Management 53 30+ 2016

Financial Highlights 20 (in million’s) Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016 Loans $2,736 $2,645 $2,595 $2,592 $2,585 Investment Securities 932 943 898 906 922 Total Assets 4,036 3,938 3,864 3,904 3,910 Deposits 2,941 2,937 2,829 2,889 2,773 Borrowings 642 557 600 559 690 Shareholders’ Equity 407 398 392 393 385 Tier 1 Leverage Ratio 8.92% 8.90% 8.83% 8.48% 8.44% Balance Sheet

Net Income and Key Ratios Financial Highlights 21 Q2 2017 Q1 2017 Q4 2016 Q3 2016 Q2 2016(a) Net Income (in millions) $10.2 $10.1 $10.9 $10.9 $9.6 Diluted Earnings per Share $0.66 $0.64 $0.70 $0.70 $0.62 Return on Tangible Equity(b) 13.96% 14.37% 15.26% 15.61% 14.50% Return on Assets 1.03% 1.05% 1.12% 1.11% 1.01% Efficiency Ratio(b) 56.76% 58.00% 57.89% 55.39% 55.97% Net Interest Margin (Fully- Taxable Equivalent) 3.19% 3.18% 3.26% 3.24% 3.34% (a) Per share data adjusted to reflect the three-for-two stock split effective September 30, 2016. (b) This is a non-GAAP measure. Refer to the second quarter 2017 earnings release filed as exhibit 99.1 to the Form 8-K filed on 7/25/17.

Historical Credit Metrics Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 22 NPAs / Assets NCOs / Average Loans Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17

Profitability Trends Note: Peer Group defined as publicly traded banks and thrifts headquartered in the United States with total assets between $1.5 billion and $7.0 billion, excluding merger targets. Source: SNL Financial 23 ROAA ROAE Net Interest Margin Efficiency Ratio -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17 -2.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17 40.00% 45.00% 50.00% 55.00% 60.00% 65.00% 70.00% 75.00% '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 Q1 '17

Mortgage Banking Activity 24 Source: MRS, Inc. Data obtained from registry of deeds throughout the state of Maine. Top 15 Lenders Originations Rank % of Total Bangor Savings Bank 1,813 1 9.2% Camden National Bank 1,295 2 6.6% Residential Mortgage Services Inc. 1,043 3 5.3% TD Bank, N.A. 957 4 4.9% Key Bank 803 5 4.1% Quicken Loans 785 6 4.0% Kennebec Savings Bank 680 7 3.5% First, N.A. 660 8 3.4% Machias Savings Bank 537 9 2.7% Norway Savings Bank 488 10 2.5% Bank of America 423 11 2.1% Gorham Savings Bank 400 12 2.0% Saco & Biddeford Savings Inst. 355 13 1.8% Kennebunk Savings Bank 324 14 1.6% Bath Savings Institution 316 15 1.6% Total for All Lenders 19,690 100.0% Six Months Ended June 30, 2017

Market Overview Sources: SNL Financial, U.S. Census, Bureau of Economic Analysis, me.gov, nh.gov, detma.org 25 Maine New Hampshire Massachusetts Population in Millions (Jun 2017) 1.33 1.34 6.86 Population Increase (Apr 2010-Jul 2016) 0.2% 1.4% 4.0% Projected Population Change (2017-2022) 0.3% 1.3% 3.5% Median Household Income (Jun 2017) $51,499 $70,952 $72,859 Projected HH Income Change (2017-2022) 6.8% 9.0% 8.9% Unemployment Rate (Jun 2017) 3.5% 2.9% 4.3% GDP Growth (2015-2016) 1.4% 3.0% 2.0% De mo gra ph ics Ec on om ics

Capital Position and Payout 26 $0.62 $0.70 $0.70 $0.64 $0.66 $0.20 $0.20 $0.23 $0.23 $0.23 2Q16 3Q16 4Q16 1Q17 2Q17 EPS (Diluted) Dividend Per Share 32% 29% 33% 36% 35% 12.94% 13.60% 14.04% 14.05% 13.87% 7.42% 7.66% 7.71% 7.74% 7.79% 2Q16 3Q16 4Q16 1Q17 2Q17 Total RBC Ratio Tangible Common Equity Ratio Dividend Payout Ratio Capital Position Capital Payout